Exhibit 99.2

D&O Version

FORM OF TENDER AND VOTING AGREEMENT

This TENDER AND VOTING AGREEMENT (this “Agreement”) dated December     , 2009, among ON Semiconductor Corporation, a Delaware corporation (“Parent”); Pac-10 Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Purchaser”); California Micro Devices Corporation, a Delaware corporation (the “Company”) (only with respect to Section 6 and Section 10 hereof and as a third party beneficiary of Section 4(f) hereof); and the undersigned stockholder of the Company (“Stockholder”).

WHEREAS, concurrently herewith, Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the “Merger Agreement), pursuant to which Purchaser will be merged with and into the Company (the “Merger”);

WHEREAS, in furtherance of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, Purchaser has agreed to commence an offer to purchase for cash all of the issued and outstanding shares of the Common Stock, including all of the outstanding Shares Beneficially Owned by Stockholder; and

WHEREAS, as a condition and material inducement to entering into the Merger Agreement, Parent and Purchaser have required that Stockholder agrees, and Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions. For purposes of this Agreement:

(a) “Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-5(b)(1) under the Exchange Act.

(b) Capitalized terms used and not defined herein and defined in the Merger Agreement have the respective meanings ascribed to such terms in the Merger Agreement notwithstanding any termination of the Merger Agreement.

2. Tender of Shares.

(a) Stockholder hereby agrees to validly tender or cause to be tendered to Purchaser pursuant to and in accordance with the terms of the Offer, not later than the 5th business day after commencement of the Offer pursuant to Section 1 of the Merger Agreement and Rule 14d-2 under the Exchange Act, the number of outstanding shares of Company Common Stock Beneficially Owned by him, her or it as set forth on the signature page hereto (the “Existing Shares”), and not to withdraw the Existing Shares, or cause the Existing Shares to be withdrawn, from the Offer at any time (except following the termination or expiration of the Offer without Purchaser purchasing all shares of Company Common Stock tendered pursuant to the Offer in accordance with its terms). If Stockholder acquires Beneficial Ownership of any outstanding shares of Company Common Stock after the date hereof and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise (together with the Existing Shares, the “Shares”; provided, that, solely for purposes of this Section 2(a), the term “Shares” shall not include any “restricted” shares of Company Common Stock, it being understood that such restricted shares will be subject to Section 2.5(a)(iii) of the Merger Agreement), Stockholder shall validly tender such Shares or cause such Shares to be tendered to Purchaser pursuant to and in accordance with the Offer, not later than the 5th business day after commencement of the Offer pursuant to Section 1 of the Merger Agreement and Rule 14d-2 of the Exchange Act or, if acquired later than such time, on or before the 5th business day after such acquisition but in any event prior to the Expiration Date and not withdraw such Shares, or cause such Shares to be withdrawn, from the Offer at any time (except in accordance with the provisions of this Agreement). Stockholder shall not withdraw any Shares so tendered unless this Agreement is terminated or otherwise terminates in accordance with its terms under Section 7 hereof or otherwise or the Offer is terminated or has expired without Purchaser purchasing all shares of Company Common Stock validly tendered in the Offer and not withdrawn. Notwithstanding the foregoing, Stockholder may decline to tender, or may withdraw, any and all of the Stockholder’s Shares if, without the consent of Stockholder, Purchaser amends the Offer to (i) reduce the Offer Price, (ii) reduce the number of shares of Company Common Stock subject to the Offer, (iii) change the form of consideration payable in the Offer or (iv) amend or modify any term or condition of the Offer in a manner adverse to the Stockholder (other than insignificant changes or amendments or other than to waive any condition other than the Minimum Condition which the parties agree cannot be waived or reduced). Stockholder shall give Purchaser at least two (2) business days’ prior notice of any withdrawal of its Shares pursuant to the immediately preceding proviso.

(b) Stockholder hereby acknowledges and agrees that the obligation of Purchaser to accept for payment and pay for any Shares in the Offer, including the Shares Beneficially Owned by Stockholder, shall be subject to the terms and conditions of the Offer.

(c) Parent and Purchaser shall return to Stockholder all materials tendered by Stockholder to Purchaser promptly after the termination or expiration of the Offer without Purchaser purchasing all Shares of Company Common Stock tendered pursuant to the Offer in accordance with its terms.

(d) Stockholder hereby agrees to permit Parent and Purchaser to publish and disclose in the Offer Documents, and, if the approval of the Company’s stockholders is required under applicable Legal Requirements, the Proxy Statement (including all documents and schedules filed with the SEC), his, her or its identity and ownership of Company Common Stock and the nature of his, her or its obligations, commitments, arrangements and understandings under this Agreement.

3. Provisions Concerning Company Common Stock.

(a) Except as otherwise agreed to in writing by Parent in advance, during the term of this Agreement, the Stockholder irrevocably agrees to vote (or cause to be voted) the Shares, whether issued, heretofore owned or hereafter acquired, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock: (i) in favor of the adoption of the Merger Agreement and the approval of the terms thereof, the approval of the Merger and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against the following actions, agreements or transactions (other than the Merger, and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries, (C) (1) any change in a majority of the persons who constitute the Company Board, (2) any change in the present capitalization of the Company or any amendment of the Organizational Documents of the Company, (3) any other material change in the Company’s corporate structure or business, or (4) any other action which, in the case of each of the matters referred to in clauses (C) (1), (2) or (3), is intended or could reasonably be expected to impede, interfere with, delay, postpone, discourage, frustrate the purpose of or adversely affect the Merger or the other transactions contemplated by this Agreement and the Merger Agreement. Stockholder shall not enter into any Contract with any Person, the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3.

(b) Stockholder hereby irrevocably appoints Parent and each of its executive officers, in their capacities as officers of Parent, and any of them (the “Grantees”), as Stockholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Shares or grant a consent or approval or dissent or disapproval in respect of such Shares in accordance with Section 3(a) hereof and in the discretion of the Grantees on any adjournment proposal as shall properly be presented at any meeting of stockholders of the Company at which any of the matters described in Section 3(a) hereof is to be considered and at any adjournment or postponement thereof. Stockholder represents that any proxies heretofore given in respect of the Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(b) is given in connection with the execution of the Merger Agreement, that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement and that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked prior to termination of this Agreement in accordance with Section 7 hereof. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the General Corporation Law of the State of Delaware. Notwithstanding this Section 3(b), the proxy granted by Stockholder shall be revoked upon termination of this Agreement in accordance with its terms. The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholder shall retain at all times the right to vote the Shares in Stockholder’s sole discretion and without any other limitation on all matters other than those set forth in Section 3(a) that are at any time or from time to time presented for consideration to the Company’s stockholders generally. Parent may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder. If Stockholder is not the record owner of all the Shares, the Stockholder shall cause the record owner thereof to execute and grant an irrevocable proxy conforming to the above provisions of this Section 3(b).

(c) Nothing contained in this Agreement shall in any way restrict or limit the Stockholder from taking (or omitting to take) any action in his or her capacity as a director or officer of the Company or otherwise fulfilling his or her fiduciary obligations as a director or officer of the Company.

4. Other Covenants, Representations and Warranties. As of the date of this Agreement, Stockholder hereby represents, warrants, covenants and agrees as follows:

(a) Ownership of Shares. Stockholder is either (i) the record and Beneficial Owner of, or (ii) the Beneficial Owner but not the record holder of the number of Shares set forth on Schedule I hereof. On the date hereof, the Existing Shares set forth on Schedule I hereto constitute all of the outstanding Shares owned of record or Beneficially Owned by Stockholder. Stockholder has good, valid and marketable title to the Existing Shares and, immediately prior to the transfer of Shares to Purchaser in the Offer, will have good, valid and marketable title to the Shares, in each case, free and clear of all Encumbrances (other than Encumbrances created by the Merger Agreement or this Agreement and other than restrictions on transfer under applicable securities laws). Without limiting the foregoing, Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 and Section 3 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to enter into and perform all of his, her or its obligations under this Agreement, in each case, with respect to all of the Existing Shares set forth on Schedule I hereto, with no limitations, qualifications or restrictions on such rights.

(b) Power; Binding Agreement. Stockholder has the full legal capacity, power and authority to enter into and perform all of Stockholder’s obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party, including any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws relating to creditors’ rights and to general principles of equity. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated hereby. If Stockholder is married and Stockholder’s Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Stockholder’s spouse, enforceable against such person in accordance with its terms.

(c) No Conflicts. Except for filings under the HSR Act or any other Antitrust Laws, if applicable, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby, and (ii) none of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable organizational documents of Stockholder, if any, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any Contract or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets may be bound, or (C) violate any Legal Requirements or Governmental Authorizations applicable to Stockholder or any of Stockholder’s properties or assets.

(d) No Encumbrances. Except as applicable in connection with the transactions contemplated by Section 2 hereof, Stockholder’s Shares and any certificates representing such Shares are now, and at all times during the term of this Agreement will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all Encumbrances, proxies, voting trusts or agreements, understandings or arrangements, except for any such Encumbrances, proxies, voting trusts or agreements, understandings or arrangements arising hereunder.

(e) No Finder’s Fees. No broker, investment banker, financial adviser or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission from Stockholder in connection with the transactions contemplated hereby based upon arrangements made by Stockholder.

(f) No Solicitation. Stockholder shall not, directly or indirectly, solicit, initiate, or knowingly or intentionally encourage or facilitate any inquiry, offer or proposal that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal, or, except and only to the extent that the Company and its Representatives would be expressly permitted to do so under Section 6.1 of the Merger Agreement, enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information with respect to, assist or participate in any effort or attempt by any Person with respect to, or otherwise knowingly or intentionally cooperate in any way with, any Acquisition Proposal. If Stockholder receives any such inquiry, offer or proposal, then Stockholder shall promptly advise the Company of the existence thereof. Stockholder will immediately cease any existing discussions or negotiations with any Person (other than Parent and its affiliates) conducted by Stockholder heretofore with respect to any Acquisition Proposal.

(g) Restrictions on Transfer, Proxies and Non-interference. Except as applicable in connection with the transactions contemplated by Section 2 hereof, Stockholder shall not, directly or indirectly: (i) except (A) as contemplated by this Agreement, and (B) for transfers to Stockholder’s family or trusts established for the benefit of members of Stockholder’s family (provided that the transferee of such shares agrees in writing to be bound by the terms hereof in form and substance satisfactory to Parent), offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any Contract or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, trade, pledge, encumbrance, assignment or other disposition of, any or all of the Shares or any interest therein; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement.

(h) Waiver of Appraisal Rights. Stockholder hereby waives any rights of appraisal in connection with, or rights to dissent from, the Merger that Stockholder may have.

(i) Reliance on Agreement. Stockholder understands and acknowledges that Parent is entering into, and causing Purchaser to enter into, the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and acknowledges that this Agreement is granted in consideration for the execution and delivery of the Merger Agreement by Parent and Purchaser.

5. Parent and Purchaser Representations and Warranties. As of the date of this Agreement, Parent and Purchaser each hereby represent and warrant as follows:

(a) Power; Binding Agreement. Parent and Purchaser each is a corporation duly organized and validly existing under the laws of the State of Delaware. Parent and Purchaser each have the full legal capacity, power and authority to enter into and perform all of Parent’s and Purchaser’s respective obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent and Purchaser will not violate any other agreement to which Parent or Purchaser is a party. This Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and constitutes a valid and binding agreement of Parent and Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other laws relating to creditors’ rights and to general principles of equity.

(b) No Conflicts. Except for filings under the HSR Act or any other Antitrust Laws, if applicable, (i) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Parent and Purchaser and the consummation by Parent or Purchaser of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Parent and Purchaser, the consummation by Parent and Purchaser of the transactions contemplated hereby or compliance by Parent and Purchaser with any of the provisions hereof shall (A) conflict with or result in a breach of any applicable organizational documents of Parent or Purchaser, if any, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any Contract or other instrument or obligation of any kind to which Parent or Purchaser is a party or by which Parent or Purchaser or any of their respective material properties or assets may be bound, or (C) violate any Legal Requirements or Government Order applicable to Parent or Purchaser or any of Parent’s or Purchaser’s respective material properties or assets.

6. No Transfer Requests. Stockholder covenants and agrees that Stockholder shall not request that the Company, and the Company shall not, register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Stockholder’s Shares, unless such transfer is made in compliance with this Agreement (including the provisions of Section 2 and Section 4(g) hereof). In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. While this Agreement is in effect, Stockholder will notify Parent promptly (and in any event within two business days after the acquisition thereof) if Stockholder acquires legal or Beneficial Ownership of any Shares after the date of this Agreement. Each stock certificate evidencing Shares that is issued in the name of Stockholder on or after the date of this Agreement shall bear a legend indicating that such Shares are subject to the terms of this Agreement and any transferee of the Shares evidenced by the stock certificate takes the Shares subject to the terms of this Agreement.

7. Termination. The covenants and agreements contained herein shall terminate upon the earliest of (i) the Effective Time (except for Section 4(h) hereof, which shall continue in effect after the Effective Time), (ii) the mutual written agreement of Parent and Stockholder, (iii) the termination of the Offer prior to the Acceptance Time, and (iv) the termination of the Merger Agreement in accordance with its terms; provided, however, that (i) nothing herein shall relieve any party from liability for any material breach of this Agreement, and (ii) this Section 7 and Section 10 shall survive any termination of this Agreement.

8. Stockholder Capacity. No Person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Stockholder is signing this Agreement solely in his or her capacity as the record and Beneficial Owner of, or the trustee of a trust whose beneficiaries are the Beneficial Owners of, Shares.

9. [Intentionally Omitted].

10. Miscellaneous.

(a) Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to Stockholder’s Shares and shall be binding upon any Person to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including Stockholder’s heirs, guardians, administrators or successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

(b) Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Parent, Purchaser, Stockholder and, if creating or changing obligations of the Company, the Company.

(c) Remedies Cumulative; Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Legal Requirements, (i) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (ii) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

(d) Entire Agreement. This Agreement, together with the other documents referred to herein, constitutes the entire agreement among the parties to this Agreement with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between any of the parties with respect to the subject matter hereof.

(e) Execution of Agreement; Counterparts; Electronic Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of an original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes. Notwithstanding the Electronic Signatures in Global and National Commerce Act (15 U.S.C. Sec. 7001 et seq.), the Uniform Electronic Transactions Act, or any other Legal Requirement relating to or enabling the creation, execution, delivery, or recordation of any contract or signature by electronic means, and notwithstanding any course of conduct engaged in by the parties, no party shall be deemed to have executed this Agreement or any other document contemplated by this Agreement (including any amendment or other change thereto) unless and until such party shall have executed this Agreement or such document on paper by a handwritten original signature or any other symbol executed or adopted by a party with current intention to authenticate this Agreement or such other document contemplated.

(f) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(g) Consent to Jurisdiction; Venue. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in the Court of Chancery of the State of Delaware; (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the Court of Chancery of the State of Delaware; and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Court of Chancery of the State of Delaware. Each of the parties hereto agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10(k). Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Legal Requirements.

(h) Waiver of Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(i) Assignment. This Agreement shall not be assigned by any of the parties, by operation of law or otherwise, without the prior written consent of all of the other parties to this Agreement; provided, that Parent may assign, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

(j) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(k) Notices. All notices, Consents, waivers and other communications required or delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); or (b) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the following addresses or facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, or person as a party may designate by notice to the other parties):

If to Stockholder:	To the address set forth on the signature pages hereto

If to Parent:	ON Semiconductor Corporation 5005 East McDowell Road Phoenix, Arizona 85008 Attention: Sonny Cave Facsimile: (602) 244-5601

copy to:	DLA Piper LLP (US) 2525 East Camelback Road Suite 1000 Phoenix, Arizona 85016 Attention: Steven D. Pidgeon Facsimile: (480) 606-5524

If to the Company:	California Micro Devices, Inc. 490 N. McCarthy Blvd. Suite 100 Milpitas, California 95035 Attention: Kevin Berry Facsimile: (408) 942-9505

copy to:	Pillsbury 2475 Hanover Street Palo Alto, California 94304 Attention: Stephen M. Wurzburg Facsimile: (650) 233-4545

(l) Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(m) Enforcement. Stockholder acknowledges and agrees that Parent and Purchaser would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated by monetary damages alone. Accordingly, in addition to any other right or remedy to which Parent or Purchaser may be entitled, at law or in equity, each shall be entitled to enforce any provision of this Agreement by a decree of specific performance and temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

(n) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(o) Further Assurances. From time to time, at any party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, Parent, Purchaser, Stockholder and the Company have caused this Agreement to be duly executed as of the day and year first above written.

PARENT:	STOCKHOLDER:

ON SEMICONDUCTOR CORPORATION

By:	By:
Name:	Print Name:
Its:
Address:

PURCHASER:

PAC-10 ACQUISITION CORPORATION
Shares Beneficially Owned by Stockholder:

By:	shares of Company Common Stock
Name:
Its:	shares subject to Company Options

COMPANY:

CALIFORNIA MICRO DEVICES CORPORATION

By:
Name:
Its: